EXHIBIT 10.2

SECOND AMENDMENT
TO
LOAN & SECURITY AGREEMENT

This Amendment to Loan & Security Agreement is entered into as of  April 2, 2013, (the “Second Amendment”) by and between AVIDBANK CORPORATE FINANCE, a division of AVIDBANK, formerly known as Peninsula Bank Business Funding, a division of THE PRIVATE BANK OF THE PENINSULA (“Bank”) and Dex Products, Inc. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan & Security Agreement dated as of June 21, 2012, (the “Agreement”) as amended from time to time(collectively the “Agreement. The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.	Section 6.10 “Adjusted EBITDA” of the Agreement is amended to read as follows:

Borrower shall achieve minimum adjusted EBITDA, measured on a quarterly basis, in thefollowing amounts:

Fiscal quarter	Minimum Adjusted EBITDA:
Fiscal quarter ending June 30,2012:	$575,000
Fiscal quarter ending September 30,2012:	$700,000
Fiscal quarter ending December 31,2012:	$1,000,000
Fiscal quarter ending March 31,2013:	$1,250,000

2.
Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall remain in full force and effect in accordance with its terms.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement or any other Loan Document, as in effect prior to the date hereof.

3.
This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a  “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.  Notwithstanding the foregoing, Borrower shall deliver all original signed documents requested by Bank no later than ten (10) Business Days following the date of this Amendment.

5.	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by Borrower;

(b)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

USA TECHNOLOGIES, INC.

By: /s/ David M. DeMedio

Title: Chief Financial Officer

AVIDBANK CORPORATE FINANCE, A DIVISION OF AVIDBANK

By: /s/ Jeffrey Javier

Title: Senior Vice President